SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the  Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ] Confidential, For Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Inmark Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement no.:

(3)      Filing Party:

(4)      Date Filed:

                            INMARK ENTERPRISES, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021
                          -----------------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                         -------------------------------

              The Annual Meeting of the Stockholders (the "Annual Meeting") of Inmark Enterprises, Inc. (the "Company") will be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 14, 1999, to consider the following matters:

              (1)   The  election of seven  Directors  to hold office  until the
                    next  Annual  Meeting  of   Stockholders   and  until  their
                    respective successors are duly elected and qualified.

              (2)   The approval of an amendment to the Company's Certificate of
                    Incorporation   changing  the  Company's  name  to  CoActive
                    Marketing Group, Inc.

              (3) The approval of an amendment to the Company's 1992 Stock Option Plan (the "1992 Plan") to increase the number of shares of the Company's Common Stock (the "Shares") for which options may be granted pursuant to the 1992 Plan from 1,125,000 to 1,500,000 and limit the number of Shares with respect to which options may be granted under the 1992 Plan to any single participant in any single plan year to 150,000.

              (4) The approval and ratification on a retroactive basis of the Company's 1997 Executive Officer Stock Option Plan.

              (5) The transaction of such other businesses as may properly come before the Annual Meeting or any adjournments thereof.

              The Board of Directors has fixed the close of business on July 23, 1999 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on July 23, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

              The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

              A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021.

              Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.


                                            By Order of the Board of Directors


                                            Donald A. Bernard
                                            Secretary

July 29, 1999

                            INMARK ENTERPRISES, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021
                         -------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 14, 1999
                     --------------------------------------


              This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Inmark Enterprises, Inc., a Delaware corporation (the "Company"), for use at the 1999 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 14, 1999, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

              All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted (i) FOR the election of the nominees of the Board of Directors for Director, (ii) FOR the approval of the amendment to the Company's Certificate of Incorporation changing the Company's name to Co- Active Marketing Group, Inc.,
(iii) FOR the approval of the amendment to the Company's 1992 Stock Option Plan (the "1992 Plan") increasing the number of shares of the Company's Common Stock for which options may be granted pursuant to the 1992 Plan from 1,125,000 to 1,500,000 and limiting the number of Shares with respect to which options may be granted under the 1992 Plan in any single plan year to 150,000, and (iv) FOR the approval and ratification on a retroactive basis of the Company's 1997 Executive Officer Stock Option Plan. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices at 415 Northern Boulevard, Great Neck, New York 11021, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

              This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on Form 10-K (including financial statements) for the fiscal year ended March 31, 1999 ("Fiscal 1999"), are being sent to stockholders on or about July 29, 1999.

                                VOTING SECURITIES

              July 23, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 4,513,481 shares of Common Stock, $.001 par value (the "Common Stock"), excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter.

              Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. There is no cumulative voting in the election of Directors. The amendment to the Company's Certificate of Incorporation will be authorized by a majority of the outstanding Common Stock entitled to vote at the Annual Meeting. The amendment to the Company's 1992 Stock Option Plan and the approval and ratification on a retroactive basis of the Company's 1997 Executive Officer Stock Option Plan will be authorized by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of May 15, 1999 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the Directors and nominees of the Company and the Company's executive officers named in the summary compensation table, and (iii) the Company's Directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.



                                                                         Amount and Nature of                Percent
Name and Address of Beneficial Owner                                    Beneficial Ownership(1)            of Class(1)
------------------------------------                                    ----------------------             -----------

(i)       Beneficial Owners of More Than 5% of the
          Common Stock (Other Than Directors,
          Nominees and Executive Officers)
          OG Holding Corporation Liquidation Trust                            706,731(2)                         15.7%
          9745 Mangham Drive
          Cincinnati, OH 45215
          Robert F. Hussey                                                    323,343(3)                          7.1%
          89 White Hill Road
          Lloyd Harbor, NY 11734



                                        2




                                                                         Amount and Nature of                Percent
Name and Address of Beneficial Owner                                    Beneficial Ownership(1)            of Class(1)
------------------------------------                                    ----------------------             -----------


(ii)      Directors, Nominees and Executive Officers
          John P. Benfield                                                    649,078(4)                         13.3%
          c/o Inmark Enterprises, Inc.
          415 Northern Boulevard
          Great Neck, NY 11021

          Donald A. Bernard                                                   645,998(5)                         13.3%
          c/o Inmark Enterprises, Inc.
          415 Northern Boulevard
          Great Neck, NY 11021

          Paul A. Amershadian                                                 641,248(6)                         13.2%
          c/o Inmark Enterprises, Inc.
          415 Northern Boulevard
          Great Neck, NY 11021

          Thomas E. Lachenman                                                 713,504(7)                         15.8%
          c/o Optimum Group, Inc.
          9745 Mangham Drive
          Cincinnati, OH  45215

          Brian Murphy                                                         30,000                            *
          c/o U.S. Concepts, Inc.
          16 West 22nd Street, 2nd Floor
          New York, NY 10010

          Herbert M. Gardner                                                   77,907(8)                          1.7%
          c/o Janney Montgomery Scott Inc.
          26 Broadway
          New York, NY 10004

          Joseph S. Hellman                                                    25,188(9)                         *
          c/o Kronish Lieb Weiner & Hellman LLP
          1114 Avenue of the Americas
          New York, NY 10036-7798

(iii)     All Directors and Executive Officers as a                         2,782,923 (4)(5)(6)(7)(8)(9)         49.1%
          Group (7 persons)

------------------
*     Less than 1%.

                                        3

(1) All information is as of May 15, 1999 and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2) Represents shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman, President of the Company's wholly-owned subsidiary Optimum Group, Inc. ("Optimum") until May 31, 1999 and a Director of the Company, is the trustee of, and owns a 59.1% interest in the property held by him as trustee of the OG Holding Corporation Liquidation Trust.

(3) Includes 62,500 shares of Common Stock issuable upon exercise of immediately exercisable warrants and 172,000 shares of Common Stock pledged to Bear Stearns Securities Corp. as margin loan collateral in Mr. Hussey's personal brokerage account with full recourse to Mr. Hussey.

(4) Includes 325,000 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(5) Includes 325,000 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 4,750 shares held by Mr. Bernard's wife as to which Mr. Bernard disclaims beneficial interest.

(6) Includes 325,000 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 141,063 shares of Common Stock pledged to the Company as security for loans from the Company in the aggregate principal amount of $225,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(7) Includes 6,773 shares of Common Stock issuable upon exercise of immediately exercisable options and shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of, and owns a 59.1% interest in the property held by him as trustee of, the OG Holding Corporation Liquidation Trust.

(8) Includes 37,500 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 17,188 shares of Common Stock issuable upon exercise of immediately exercisable options, and 7,500 shares of Common Stock held in an individual retirement account for the benefit of Mr. Gardner. Excludes 9,500 shares of Common Stock held by Mr. Gardner's wife, as to which Mr. Gardner disclaims any beneficial interest, and 2,500 shares of Common Stock owned by the Gardner Family Foundation, a charitable organization, of which Mr. Gardner is President and a board member.

(9) Includes 17,188 shares of Common Stock issuable upon exercise of immediately exercisable options.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

              A Board of seven Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the seven persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

              The following table sets forth information with respect to each nominee for Director of the Company, all of whom are currently serving as Directors of the Company:

                                                Position with the Company and
                                                Principal Occupation or Employment                          Director
Name                                Age         During the Past Five Years                                    Since
--------------------                ---         ----------------------------------                          --------


Paul A. Amershadian                 51          Executive Vice President-Marketing and                        1996
                                                Sales and Treasurer of the Company since
                                                September 29, 1995 and of the Company's
                                                respective predecessors, SPAR Promotion
                                                & Marketing Services, Inc. ("Spar") and
                                                R.G. Meadows, Inc. ("Meadows"), from 1986
                                                to September 29, 1995; Secretary of the
                                                Company from October 16, 1996 to September
                                                16,   1997;   Director   of  the
                                                Company since May 1996.

John P. Benfield                    48          Director, President and Chief Executive Officer               1995
                                                of the Company since September 29, 1995;
                                                Chairman of the Board of the Company since
                                                October 16, 1996; Executive Vice President of
                                                Operations   of  both  Spar  and
                                                Meadows  from 1988 to  September
                                                29, 1995.

Donald A. Bernard                   66          Director, Executive Vice President and                        1995
                                                Chief Financial Officer of the Company
                                                since September 29, 1995; Secretary of
                                                the Company since September 16, 1997;
                                                Executive Vice President of Finance of both Spar
                                                and Meadows from 1990 to September 29, 1995.


                                        5




                                                Position with the Company and
                                                Principal Occupation or Employment                          Director
Name                                Age         During the Past Five Years                                    Since
--------------------                ---         ----------------------------------                          --------


Herbert M. Gardner                  59          Director of the Company since May 1, 1997;                    1997
                                                Senior Vice President of Janney Montgomery
                                                Scott Inc., an investment banking firm, since
                                                1978; Presently serves as Chairman of the Board
                                                of Directors of Supreme Industries, Inc. and as a
                                                director of Nu Horizons Electronics Corp.,
                                                Transmedia Network, Inc., TGC Industries, Inc.,
                                                and Hirsch International Corp.

Joseph S. Hellman                   68          Director of the Company since May 1, 1997;                    1997
                                                Partner in the law firm of Kronish Lieb Weiner &
                                                Hellman LLP during the past five years.

Thomas E. Lachenman                 48          President of Optimum, a wholly-owned                          1998
                                                subsidiary of the Company, from March 31, 1998
                                                until May 31, 1999, and of such company's
                                                predecessor from 1963 through March 31, 1998;
                                                Director of the Company since March 31, 1998.

Brian Murphy                        42          President of U.S. Concepts, Inc. ("US                         1998
                                                Concepts"), a Delaware corporation that is a
                                                wholly-owned subsidiary of the Company, since
                                                December 29, 1998, and of such company's
                                                predecessor from 1992 through December 29,
                                                1998.  Director of the Company since December
                                                29, 1998.

              Thomas E. Lachenman was named a Director on March 31, 1998, immediately following the closing under the Asset Purchase Agreement (the "Optimum Agreement") relating to the acquisition of the assets of OG Holding Corporation, formerly known as Optimum Group, Inc. (the "Optimum Acquisition"). The Optimum Agreement required the Company's existing Board of Directors to nominate Mr. Lachenman in connection with the election of Directors at the Company's first Annual Meeting of the Stockholders following the closing under the Optimum Agreement.

              Brian Murphy was named a Director on December 29, 1998, immediately following the closing under the Asset Purchase Agreement (the "US Concepts Agreement") relating to the acquisition of the assets of Murphy Liquidating Corporation, formerly known as U.S. Concepts, Inc., a New York corporation (the "US Concepts Acquisition"). The US Concepts Agreement requires the Company to use its reasonable best efforts to nominate and elect Mr. Murphy as a director of the Company for so long as Mr. Murphy remains an employee of US Concepts or any affiliate of the Company.

Meetings and Committees of the Board of Directors

              The Board of Directors held six meetings during Fiscal 1999 and acted by unanimous written consent on three occasions.

              The Board of Directors has a standing audit committee and compensation committee. Herbert M. Gardner and Joseph S. Hellman are the sole members of both committees. The Company does not currently have a nominating committee.

              The audit committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including recommendations to the Board of Directors as to the selection of the Company's independent auditors, the scope of audit procedures, general accounting policy matters and the performance of the Company's independent auditors. The audit committee held two meetings during Fiscal 1999.

              The compensation committee was formed to review and make recommendations to the Board of Directors regarding all executive compensation matters. The compensation committee held one meeting with respect to Fiscal 1999.

Compensation of Directors

              As of April 1, 1998, each non-employee Director receives an annual stipend equal to $10,000 per annum, a fee of $1,000 per Board meeting attended and a fee of $500 per Committee meeting attended, and all Directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings.

              Additionally, under a "formula plan" provided for in the Company's 1992 Stock Option Plan, each of the Company's non-employee Directors is granted an option to purchase up to 6,875 shares of Common Stock (as adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14, 1998) annually on each April 30 as long as he remains on the Board of Directors. Each such option becomes exercisable as to 3,438 of the shares covered thereby on the first anniversary of the date of grant and as to the remaining 3,437 shares on the second anniversary of the date of grant.

Compensation Committee Interlocks and Insider Participation in Compensation
     Decisions

              During Fiscal 1999, Herbert M. Gardner was a member of the Company's Compensation Committee and was an officer of Janney Montgomery Scott Inc., an investment banking firm that was retained to perform services for the Company in connection with the Optimum Acquisition during Fiscal 1999 and that continues to perform services for the Company during the fiscal year ending March 31, 2000 ("Fiscal 2000"). Similarly, during Fiscal 1999, Joseph S. Hellman was a member of the Company's Compensation Committee and was a member of Kronish Lieb Weiner & Hellman LLP, a law firm that the Company retained as its general counsel for Fiscal 1999 and Fiscal 2000.

                               EXECUTIVE OFFICERS

              John P. Benfield, Donald A. Bernard, Paul A. Amershadian and Brian Murphy are the current executive officers of the Company and its subsidiaries. Each of Messrs. Benfield, Bernard and Amershadian has an employment contract with the Company for a term of office expiring on September 28, 2001. Mr. Murphy has an employment contract with U.S. Concepts for a term of office expiring on January 1, 2003. Thomas E. Lachenman was an executive officer of Optimum until his retirement effective May 31, 1999 and is a party to an employment contract with Optimum. Additional information regarding those individuals is provided above in "Election of Directors" and below in "Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements".

                             EXECUTIVE COMPENSATION

              The following table sets forth the total compensation paid to the Company's chief executive officer and to each of the other executive officers of the Company whose compensation exceeded $100,000 during Fiscal 1999.



                           SUMMARY COMPENSATION TABLE


                                       Annual Compensation                   Long-Term Compensation
                                       -------------------                   ----------------------
                                                                            Other       Value of       Securities
                                                                            Annual      Restricted     Underlying       All Other
Name and                               Fiscal                               Compen-     Stock          Options/         Compen-
Principal Position                     Year      Salary($)      Bonus($)    sation($)   Awards($)      SARs(#) *        sation($)
------------------                     ----      ---------      --------    ----------  ---------      ------------     ---------
John P. Benfield                       1999      $250,000       $0          -           -              -                $8,000(3)
President and Chief Executive          1998      $240,000(1)    $60,000     -           -              187,500          $8,000(3)
Officer and Director                   1997      $220,000(2)    -           -           -              125,000          $3,950(3)

Donald A. Bernard                      1999      $250,000       $0          -           -              -                $8,000(3)
Executive Vice President and           1998      $240,000(1)    $60,000     -           -              187,500          $8,000(3)
Chief Financial Officer and            1997      $220,000(2)    -           -           -              100,000          $3,950(3)
Director

Paul A. Amershadian                    1999      $250,000       $0          -           -             -                $8,000(3)
Executive Vice President -             1998      $240,000(1)    $60,000     -           -              187,500          $8,000(3)
Marketing and Sales and                1997      $220,000(2)    -           -           -              100,000          $3,950(3)
Director

Thomas E. Lachenman                    1999      $215,000       $11,875     -           -              6,773(6)         $8,000(3)
President - Optimum Group, Inc.        1998      $203,846(5)    $33,000(5)  -           -              -                $8,000(5)
and Director(4)                        1997      -              -           -           -              -                -

Brian Murphy                           1999      $200,000(8)    -           -           -              42,500           -
President - U.S. Concepts, Inc.        1998      -              -           -           -              -                -
and Director(7)                        1997      -              -           -           -              -                -


---------------------------

* Adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14, 1998.

(1) Represents annual base salary, adjusted in October 1997, under employment contracts. Actual salary paid to the named individuals during Fiscal 1998 is as follows: Mr. Benfield - $230,000; Mr. Bernard - $230,000; Mr.
      Amershadian - $230,000.


                                        9




(2) Represents annual base salary, adjusted in October 1996, under employment contracts. Actual salary paid to the named individuals during Fiscal 1997 is as follows: Mr. Benfield - $210,000; Mr. Bernard - $210,000; Mr.
      Amershadian - $210,000.

(3) Represents executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

(4) Mr. Lachenman commenced employment, at an annual base salary of $222,480 pursuant to an employment contract, with the Company's wholly-owned subsidiary Optimum on March 31, 1998 upon consummation of the Optimum
      Acquisition.  Mr. Lachenman  retired as President of Optimum effective May
      31, 1999.

(5)   Represents respectively, annual base salary, bonus and 401(k) Retirement
      Plan contribution paid by predecessor company of Optimum during Fiscal
      1998.

(6) Represents portion of bonus granted during Fiscal 2000 with respect to Fiscal 1999.

(7) Mr. Murphy commenced employment, at an annual base salary of $200,000 pursuant to an employment contract, with the Company's wholly-owned subsidiary, U.S. Concepts, Inc. on December 29, 1998 upon consummation of the US Concepts Acquisition.

(8) Represents annual base salary under employment contract. Actual salary paid to Mr. Murphy during Fiscal 1998 was $50,000.

Stock Options

              The following tables set forth certain information concerning stock options granted to and exercised by the individuals named in the Summary Compensation Table during Fiscal 1999 and unexercised stock options held by such individuals at the end of Fiscal 1999.

Option Grants in Fiscal 1999 *


                                                                                             Potential Realizable Value
                                                                                               At Assumed Annual Rates
                                                                                             Of Stock Price Appreciation
                                                Individual Grants                                  For Option Term
                                                -----------------                          -------------------------------

                                                % of
                            Number of       Total Options
                            Securities        Granted to     Exercise or
                            Underlying       Employees in     Base Price     Expiration
Name                         Options         Fiscal Year      ($/Shares)        Date
                            ----------      -------------     ----------      ---------
                                                                                                5% ($)         10% ($)
                                                                                                ------         -------

Brian Murphy                 42,500(1)            28.1%         $8.33(2)       12/28/03         201,836        320,161
------------------------
*         Adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on
          May 14, 1998.

(1)   The option is exercisable as to all shares commencing on December 29, 2000.

(2)   The exercise price per share is equal to the fair market of the shares on the date of grant.



Aggregated Option Exercises in Fiscal 1999 and FY-End Option Values *
---------------------------------------------------------------------


                                                                                                         Value of
                                                                                  Number of             Unexercised
                                                                                 Unexercised           In-the-Money
                                                                              Options at Fiscal      Options at Fiscal
                                                                                 Year End (#)           Year End ($)
                               Shares Acquired                                  Exercisable/           Exercisable/
Name                           on Exercise (#)       Value Realized ($)         Unexercisable        Unexercisable (1)
----                           ---------------       ------------------         -------------        -----------------
John P. Benfield                     --                      --                317,454/104,167        1,049,802/361,999
Donald A. Bernard                    --                      --                317,454/104,167        1,049,802/361,999
Paul A. Amershadian                  --                      --                317,454/104,167        1,049,802/361,999
Brian Murphy                         --                      --                    0/42,500                   0/0

------------------------
*     Adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14, 1998.

(1)   The value has been determined based on an average of the closing bid and ask price on March 31, 1999, the last trading day of Fiscal 1999.



                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

      The Board of Directors believes that increasing the value of the Company to its stockholders is the Board of Directors' most important objective and should be the key measure of management performance. The Board of Directors also believes that executive compensation should be objectively determined. For this reason, the Compensation Committee, which is made up of Directors who are not employees of the Company, is responsible for determining the compensation packages of the Company's executives. The Compensation Committee also approves the potential levels of contribution to the Company's 401(k) plan.

      The Compensation Committee's role in determining the compensation of the executives of the Company is to assure that the Company's compensation strategy is aligned with the Board of Directors' overall objective and that executive compensation is structured to provide fair, reasonable and competitive base salary levels and the opportunity for the executives to earn incentive compensation reflecting both the Company's and the individual's performance.

      The compensation for Fiscal 1999 for the Company's Chief Executive Officer and other executive officers consisted of base salary. Base salaries are established by the employment agreements for each person within the executive group, subject to annual adjustment by the Compensation Committee. Factors considered in establishing salaries include the responsibilities of the position, compensation of executives in companies of similar size or in the same industry, external market conditions and financial performance of the Company. In addition, the salaries reflect the unique qualifications of the Company's executive officers, who serve in a collegial manner as the "Office of the CEO" with respect to major issues facing the Company, who are directly responsible for the success of the Company and who would be very difficult to replace. Finally, during the fiscal year ended March 31, 1998, the Compensation Committee engaged the services of an outside compensation consultant to obtain information and advice about competitive levels of compensation and particular compensation techniques of public companies of comparable size which are engaged in comparable businesses, and to obtain recommendations regarding and assistance in structuring bonuses and stock option awards for Fiscal 1999 and executive compensation packages for Fiscal 1999.

      Incentive compensation awards, payable in cash bonuses and stock options, and salary increases may be awarded in recognition of the Company's financial performance. Based upon the Company's fiscal performance during Fiscal 1999, the Chief Executive Officer and other executive officers of the Company other than Thomas E. Lachenman were not awarded any cash bonuses, stock options or salary increases. Pursuant to his employment agreement with Optimum, Mr. Lachenman was awarded a performance-based cash bonus of $11,875 and options to purchase 6,773 shares of Common Stock.


                  Herbert M. Gardner
                  Joseph S. Hellman

Executive Employment Contracts, Termination of
Employment and Change-in-Control Arrangements

         Pursuant to employment agreements, dated September 29, 1995 and amended on May 2, 1997 and March 24, 1998, the Company employed Messrs. Benfield,
Bernard and Amershadian as President, Executive Vice President and Chief Financial Officer, and Executive Vice President - Marketing and Sales, respectively. Each agreement, as amended, currently provides for a base salary of $240,000 and payment of such bonuses or additional compensation as the Board of Directors may determine in its sole discretion. The term of each agreement expires on September 28, 2001 (unless sooner terminated for cause, disability or incapacity) and automatically renews for additional one-year terms unless terminated by either party thereto upon at least sixty days notice before the expiration of the then current term.

         Pursuant to an employment agreement, dated March 31, 1998, the Company's subsidiary, Optimum, employed Mr. Lachenman as President and Chief Executive Officer. During Fiscal 1999, the agreement provided for a base salary of $222,480 and, in the event that the pre-tax profits of Optimum equaled or exceeded $2 million in Fiscal 1999, a bonus equal to 1.33% of the amount of such pre-tax profits which did not exceed $3 million. Mr. Lachenman retired from his positions of President and Chief Executive Officer of Optimum effective May 31, 1999.

         Pursuant to an employment agreement, dated December 29, 1998, the Company's subsidiary, US Concepts, employed Mr. Murphy as President and Chief Executive Officer. The agreement currently provides for a base salary of $200,000. In addition, in the event that the pre-tax earnings of US Concepts during any calendar year (the "Bonus Period") commencing January 1, 1999 equal or exceed the greater of (a) $600,000 or (b) 20% of the average outstanding equity of US Concepts during such Bonus Period (calculated by averaging the outstanding stockholder's equity of US Concepts as set forth on US Concepts' balance sheet as of the last day of each calendar quarter during the Bonus Period), US Concepts must, at Mr. Murphy's option, pay to Mr. Murphy and such other officers and executives of US Concepts as Mr. Murphy determines a bonus equal to an aggregate of 5% of the amount by which such pre-tax earnings exceed the greater of the amounts specified in clauses (a) and (b). Mr. Murphy has the right to allocate such bonus, if any, to and among himself and such other officers and executives. The initial term of the agreement expires on January 1, 2003 (unless sooner terminated for cause) but the term of the agreement automatically continues thereafter unless terminated by either party thereto upon at least ninety days notice of termination effective on or after January 1, 2003.

         Each employment agreement prohibits the executive officer that is a party thereto from competing with the Company or inducing or attempting to influence any employee of the Company or any subsidiary to terminate his employment with the Company or any subsidiary during the term of the agreement and for a period of two years after the termination of the officer's employment with the Company, in the case of Messrs. Benfield, Bernard and Amershadian, and 18 months after the termination of the officer's employment with Optimum or any of its affiliates, in the case of Mr. Lachenman, or U.S. Concepts or any of its affiliates, in the case of Mr. Murphy. Each agreement also prohibits the executive officer from disclosing certain confidential information of the Company.

         Finally, the employment agreements with each of Messrs. Benfield, Bernard and Amershadian provide that if the officer's employment is terminated due to (i) the sale or transfer of a majority of the Company's outstanding capital stock, property or business assets, (ii) the consolidation or merger of the Company into or with another entity where the Company is not the surviving entity, or (iii) certain specified changes in the identity of the Board of Directors, the Company must make a lump sum cash payment to the executive officer in a maximum amount equal to two times the executive officer's then annual base salary.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 10, 1996, the Company loaned $200,000 to Paul A. Amershadian, the Company's Executive Vice President-Marketing and Sales and a Director. The loan bears interest at an annual rate of 10%. Pursuant to a Pledge Agreement, Mr. Amershadian pledged to the Company 141,063 shares of the Company's Common Stock owned by him (as adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14,
1998) to secure his obligation in connection with the loan. On April 7, 1997, the Company loaned an additional $25,000 to Mr. Amershadian with interest at an annual rate of 10% and amended the Pledge Agreement to secure the additional $25,000 loan as well as the original $200,000 loan to Mr. Amershadian. The aggregate $225,000 loan is payable in full on April 7, 2001.

         Joseph S. Hellman, a Director and nominee, is a member of Kronish Lieb Weiner & Hellman LLP, a law firm that the Company retained as its general counsel for Fiscal 1999 and Fiscal 2000. During Fiscal 1999, the Company retained Mr. Hellman's son, James Hellman, to provide accounting services for fees totaling approximately $76,500.

         Herbert M. Gardner, a Director and nominee, is an officer of Janney Montgomery Scott Inc., an investment banking firm that has been retained, other than as participating underwriter in a syndicate, to perform services for the Company during Fiscal 1999 and Fiscal 2000.

         On March 31, 1998, Optimum, formerly known as OG Acquisition Corp., a wholly-owned subsidiary of the Company, completed the acquisition of the assets of OG Holding Corporation, formerly known as Optimum Group, Inc. The purchase price for the Optimum Acquisition, which was paid to OG Holding Corporation, consisted of (i) approximately $8.7 million in cash, (ii) a subordinated note of the Company in the principal amount of $2.5 million, (iii) 565,385 shares of Common Stock of the Company, and (iv) the payment or assumption by Optimum, of approximately $2.0 million of the OG Holding Corporation's liabilities and debt. Within the one-year period following the consummation of the Optimum Acquisition, the assets of OG Holding Corporation were transferred to OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of, and owns a 59.1% interest in the property held by him as trustee of, the OG Holding Corporation Liquidation Trust.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 1999, there are no known failures to file a required Form 3, 4 or 5 and no known late filings of a required Form 3, 4 or 5 during Fiscal 1999 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.


                     Comparison of Cumulative Total Returns
                             Performance Graphs for
                            INMARK ENTERPRISES, INC.

         The  following  graph  reflects a comparison  of the  cumulative  total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on March 31, 1994 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and two peer group indexes consisting of those public companies traded on an exchange and listed under the Standard Industry Classification (S.I.C.) Code 7311 for Advertising, and other related S.I.C. Codes. The peer group used in the Company's Proxy Statement for its 1998 Annual Meeting of Shareholders (the "1998 Peer Group") is made up of Acxiom
Corporation, Advo, Inc., Concord EFS, Inc., Cendant Corporation, Dun & Bradstreet Corporation, Grey Advertising Inc., Information Resources, Inc., PIA Merchandising Services, Inc., Quick Reponses Services, Inc. and Valassis Communications, Inc. The current peer group, which was selected by the Company because it presents a more relevant comparison for the Company than the 1998 Peer Group, is made up of Ha Lo Industries, Inc., Cyrk, Inc., Equity Marketing, Inc., Grey Advertising Inc., Catalina Marketing Corporation, Valassis Communications, Inc., True North Communications, Inc., and Omnicon Group, Inc. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.

[GRAPHIC OMITTED]


                                              Measurement Period (Fiscal Year Covered)
                                              ----------------------------------------

                                       3/31/94       3/31/95        3/31/96         3/31/97        3/31/98       3/31/99
                                       -------       -------        -------         -------        -------       -------

IMKE                                     100            31             67             146            215           168
S & P 500                                100           112            145             170            247           289
Current Peer Group Index                 100           114            185             205            384           600
1998 Peer Group Index                    100           118            138             163            280           195



                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                                 OF THE COMPANY

                                (Proposal No. 2)

      The Board of Directors has determined that to expand its sales and marketing potential, the Company's name should reflect the Company's status as a holding company for Inmark Services, Inc., Optimum, US Concepts and any other subsidiary of the Company which services customers independently yet through a unified approach. To achieve this result, in January 1999, the Board of Directors approved an amendment to the Company's Certificate of Incorporation changing the Company's name from Inmark Enterprises, Inc. to CoActive Marketing Group, Inc. and voted to recommend that the stockholders of the Company approve such amendment at the next Annual Meeting of Stockholders.

      The Board of Directors is seeking stockholder approval of the amendment to the Certificate to change the name of the Company from Inmark Enterprises, Inc. to CoActive Marketing Group, Inc. Stockholder approval requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting. The Board of Directors recommends a vote FOR the amendment to the Certificate to change the name of the Company from Inmark Enterprises, Inc. to CoActive Marketing Group, Inc. It is intended that shares represented by the enclosed form of proxy will be voted in favor of such amendment to the Certificate unless otherwise specified in such proxy.

                       AMENDMENT TO 1992 STOCK OPTION PLAN

                                (Proposal No. 3)


         The Company's 1992 Stock Option Plan (such Plan, as amended prior to the date hereof, the "1992 Plan") was approved by the Company's Board of Directors and stockholders on April 30, 1992. Pursuant to the 1992 Plan, options to purchase shares of Common Stock (the "Shares") may be granted to employees, officers and directors of the Company and its subsidiaries, including non-employee directors of the Company who are granted options under a "formula" (the "Formula Options") which provides for automatic, non- discretionary grants designed to permit the 1992 Plan to comply with certain exemptions from the "short-swing profits" liability provisions of the Exchange Act.

         The 1992 Plan originally permitted the grant of options to purchase an aggregate of 275,000 Shares and placed no limitations upon the number of Shares with respect to which options may be granted under the 1992 Plan to any single participant in any single plan year. On April 25, 1995, the Board of Directors authorized an amendment, which was approved by the Company's stockholders on September 29, 1995, increasing the number of Shares reserved under the 1992 Plan from 275,000 Shares to 900,000 Shares. On May 4, 1998, the Board of Directors approved the issuance of a dividend to each stockholder of record on May 14, 1998 of one Share for every four Shares owned of record by such stockholder. In connection with that dividend, the number of Shares reserved for issuance pursuant to the 1992 Plan was adjusted to 1,125,000. On May 11, 1999, the Board of Directors adopted, subject to stockholder approval, an amendment (the "Plan Amendment") to the 1992 Plan, increasing the aggregate number of shares of Common Stock authorized for issuance under the 1992 Plan from 1,125,000 to 1,500,000 and limiting the number of Shares with respect to which options may be granted under the 1992 Plan to any single participant in any single plan year to 150,000. On such date, the Board of Directors also granted pursuant to the 1992 Plan, subject to stockholder approval of the Plan Amendment, options to purchase an aggregate of 37,500 Shares to management of Optimum as payment for bonuses payable pursuant to their employment contracts.

         The Board of Directors has also established the 1997 Executive Officer Stock Option Plan, pursuant to which non-qualified options to purchase 125,000 Shares were granted to each of Messrs. Benfield, Bernard and Amershadian, subject to stockholder approval and ratification on a retroactive basis as set forth in Proposal No. 4 of this Proxy Statement.

         At June 1, 1999, there were 1,102,311 Shares reserved for issuance upon the exercise of the outstanding options under the 1992 Plan (excluding the options to purchase 37,500 Shares granted to Optimum management) and 22,681 Shares available for grants of options in the future. All of the options granted to date have been granted at an exercise price equal to the fair market value of the Shares on the date of grant, ranging in prices from $1.12 to $10.00.

         The Board of Directors believes that the availability of a non-cash employment compensation benefit in the form of stock option enables the Company to compete in the marketplace for qualified personnel without having to deplete its cash resources. Additionally, stock options create an incentive for such personnel to remain in the employ of the Company and devote themselves to the Company's success by providing them with an opportunity to acquire or increase their pecuniary interest in the Company through equity ownership. In light of the increase in the number of employees of the Company who are eligible to receive options under the 1992 Plan since it was last amended, the Board of Directors believes that the proposed increase in the number of Shares available under the 1992 Plan will provide the Company with the ability to retain and attract qualified personnel, a significant factor in contributing to the Company's anticipated growth.

         In addition, the Board of Directors is proposing limiting the number of Shares with respect to which options may be granted under the 1992 Plan to any single participant in any single plan year to 150,000 in order for compensation earned by participants under the 1992 Plan to be treated as "qualified performance based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Generally Section 162(m) limits a corporation's deduction for compensation in excess of $1 million paid to certain employees. Compensation treated as qualified performance based compensation is not subject to the $1 million deduction limitation.

         The key provisions of the 1992 Plan are as follows:

         1. Number of Shares. The aggregate maximum number of Shares for which options may be granted under the 1992 Plan is 1,125,000 Shares. If the Plan Amendment is approved, the maximum number of Shares will be increased to 1,500,000 Shares. In each case, the maximum number of Shares is subject to adjustment upon the occurrence of stock dividend, stock split, recapitalization or certain other capital adjustments.

         2. Eligibility. All Employees, including officers, of the Company and its subsidiaries are eligible to receive options under the 1992 Plan. Additionally non-employee directors receive Formula Options on a non-discretionary basis as described above. At June 1, 1999, the Company and its subsidiaries had 11 executive officers and 199 employees (excluding executive officers) eligible to receive options under the 1992 Plan and three non-employee directors entitled to receive Formula Options.

         3. Option Grants. Except as to Formula Options, there is currently no maximum number of Shares which may be subject to any one option granted under the 1992 Plan or a limit on the number of options which may be granted to any single optionee, except to the extent limitations are imposed under the Code with respect to incentive stock options granted under the 1992 Plan. If the Plan Amendment is approved, the 1992 Plan would limit the maximum number of shares of Common Stock with respect to which options may be granted under the 1992 Plan to any single participant in any single plan year to 150,000. With respect to Formula Options, each non-employee director is granted an option to purchase 6,875 Shares on each April 30 during his term as a director. All Formula Options are exercisable as to 3,438 Shares on the date of the grant and as to 3,347 Shares on the first anniversary of the date of grant.

         4. Administration. The Board of Directors has the power to administer the 1992 Plan and to designate a committee composed of two or more of its non-employee directors to operate and administer the 1992 Plan in its stead (the "Committee"). With respect to the Formula Options granted to non-employee directors, the 1992 Plan must be administered by the Board of Directors. Except with respect to Formula Options granted to non-employee directors, the Committee has the full authority to direct the Company to grant options pursuant to the 1992 Plan and to (a) determine the optionees to whom, the times at which and the price at which options shall be granted, (b) determine the type of option to be granted and the number of shares subject thereto, and (c) approve the form and terms and conditions of the option documents.

         5. Term of 1992 Plan. The 1992 Plan provides that no option may be granted under it after April 29, 2002.

         6. Option Price. The option price per share for a non-qualified stock option is determined by the Committee in its discretion but may not be less than the par value per share. The option price for incentive options must be equal to 100% of the fair market value of the Common Stock on the date of grant; provided, however, that the option price for a stock option granted to a stockholder owning ten percent or more of the Common Stock of the Company may not be less than 110% of the fair market value of the Common Stock on the date of grant. On June 1, 1999, the closing bid and asked prices for the Common Stock were $2.969 and $3.063, respectively.

         7. Term of Options. Options granted under the 1992 Plan terminate on the earlier to occur of: (a) the option expiration date specified in the option document of grant, which may not exceed ten years from the date of grant, or five years from the date of grant with respect to an incentive option granted to a stockholder owning ten percent or more of the Common Stock of the Company; (b) the expiration of three months from the date the optionee's employment or service with the Company terminates due to disability or death; (c) the expiration of one year from the date the optionee's employment or service with the Company terminates due to disability or death; (d) the date upon which a determination is made by the Committee that the employee has breached his employment contract with the Company or has been engaged in any type of disloyalty to the Company, including fraud, embezzlement, theft, commission of a felony, disclosure of trade secrets or confidential information and other similar acts; and (e) with respect to non-employee director Formula Options, the date of a Change of Control (as defined in the 1992 Plan) and, with respect to options granted to employees, the date fixed by the Board of Directors as an accelerated expiration date in the event of a liquidation or dissolution of the Company or a Change in Control.

         8. Payment. An optionee may pay for option shares (a) in cash, (b) by certified or cashier's check payable to the order of the Company or (c) by such other mode as the Committee may approve. In addition, in the Committee's discretion, payment may be made in whole or in part in Shares.

         9. Option Contract. Each grant is set forth in a separate agreement with the optionee and indicates whether the option is a non-qualified or incentive option, and the terms and conditions of the option. No option may be transferred under the 1992 Plan except by will or by the laws of descent and distribution.

         10. Provisions Relating to a "Change in Control." In the event of a "Change in Control, " the Committee may take whatever action with respect to outstanding options it deems necessary or desirable, including accelerating the exercisability and the expiration date of the options. A "Change in Control" will occur under the 1992 Plan upon requisite stockholder approval (or Board of Directors approval, if stockholder approval is not required) of a plan of liquidation or dissolution or the sale of substantially all of the assets of the Company. Subject to certain exceptions, a "Change in Control" will also occur upon requisite approval by the Company's and the other constituent corporation's stockholders (or Board of Directors, if stockholder approval is not required) of the merger or consolidation of the Company with or into such other constituent corporation. In addition, a Change of Control will occur if certain entities, persons or groups specified in the 1992 Plan have become beneficial owners of or have obtained voting control over 25% of the Company's outstanding Shares or on the first date upon which a majority of the Board of Directors consists of persons who have been members of the Board of Directors for less than two years, unless the nomination of each new director who was not a director at the beginning of such period was approved by a vote of two-thirds of the directors then still in office who were directors at the beginning of such period.

         11. Amendment of the Option Contract and the 1992 Plan. Generally, the Committee has the right to the amend an option document, subject to the optionee's consent, if such amendment is not favorable to the Optionee. The Board of Directors may amend the 1992 Plan from time to time as it deems advisable; provided, however, that no amendment may be made which would change the class of individuals eligible to receive an incentive stock option or increase the number of Shares as to which options may be granted without obtaining stockholder approval of such amendment within twelve months from the date of such amendment. In addition, except in limited circumstances, amendments to provisions of the 1992 Plan pertaining to Formula Options granted to non-employee directors may not be made more than once every six months.

          12. Federal Income Tax Consequences. The following discussion is intended to briefly summarize the general principals of Federal income tax law applicable to options granted under the 1992 Plan. A recipient of an incentive stock option ("ISO") will not recognize taxable income, for regular tax purposes, upon either the grant or the exercise of the ISO. The holder of the ISO will recognize long-term capital gain or loss on a disposition of the Shares acquired upon exercise of the ISO, provided the option holder does not dispose of the Shares within two years from the date the ISO was granted or within one year after the Shares were transferred to the option holder. Currently for regular Federal Income tax purposes, long-term capital gain is taxed at a maximum rate of 20%, while ordinary income may be subject to a maximum rate of 39.6% . If the option holder satisfies both the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of the ISO.

           As a general rule, if the option holder disposes of the Shares before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (a) the lesser of the fair market value of the Shares on the date of exercise or the amount received for the Shares in the disqualifying disposition, and (b) the adjusted basis of the Shares, and the Company will be entitled to deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short term capital gain, depending on the length of time the option holder held the Shares prior to the disposition.

         The amount by which the fair market value of the Shares at the time of exercise exceeds the option price will be included in the computation of such holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. If the option holder pays the alternative minimum tax with respect to the exercise of the ISO, the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the Shares for purposes of the alternative minimum tax will be adjusted when income is included in the alternative minimum taxable income.

         A recipient of a non-qualified stock option will not recognize taxable income at the time of grant and the Company will not be allowed a deduction by reason of the grant. The holder of a non-qualified stock option will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option, in an amount equal to the excess of the fair market value of the Shares received upon exercise at the time of the exercise of such options over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon the disposition of the Shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the Shares were held prior to the disposition, equal to the difference between the amount realized on the disposition and the option holder's basis in the Shares subject to the option (which basis ordinarily is the fair market value of the Shares subject to the option on the date the option was exercise).

         Adoption of the foregoing amendment to the 1992 Plan requires the affirmative vote of the majority of the votes cast at the Annual Meeting by the holders of Shares present in person or represented by proxy and entitled to vote at the Annual Meeting. All of the directors of the Company have indicated their intent to vote for the proposal. The Board of Directors recommends that stockholders vote FOR the proposal to amend the 1992 Plan. It is intended that shares represented by the enclosed form of proxy will be voted in favor of such amendment to the 1992 Plan unless otherwise specified in such proxy.



                APPROVAL AND RATIFICATION ON A RETROACTIVE BASIS
                   OF 1997 EXECUTIVE OFFICER STOCK OPTION PLAN

                                (Proposal No. 4)


         On May 2, 1997, the Board of Directors granted incentive stock options to purchase 125,000 Shares (as adjusted for a 5-for-4 stock dividend payable on June 15, 1998) pursuant to the 1992 Plan to each of Paul A. Amershadian, John P. Benfield and Donald A. Bernard, the executive officers of the Company, in connection with the extension of the terms of their employment agreements. On May 11, 1999, the Board of Directors, upon recommendation of the Compensation Committee, established the 1997 Executive Officer Stock Option Plan (the "1997 Plan"), pursuant to which each of Messrs. Amershadian, Benfield and Bernard was granted, with retroactive effect to May 2, 1997 and subject to stockholder approval and ratification on a retroactive basis, non-qualified stock options to purchase 125,000 Shares in exchange for the surrender of his incentive stock options to purchase 125,000 Shares pursuant to the 1992 Plan.

         The key provisions of the 1997 Plan are as follows:

         1. Number of Shares. The aggregate maximum number of Shares for which options may be granted under the 1997 Plan is 375,000 Shares, all of which have been granted subject to stockholder approval and ratification on a retroactive basis. The maximum number of Shares is subject to adjustment upon the occurrence of stock dividend, stock split, recapitalization or certain other capital adjustments.

         2.  Eligibility.   Messrs.  Amershadian,   Benfield  and  Bernard,  the
executive officers of the Company, are the sole persons eligible to receive options under the 1997 Plan.

         3. Administration. The Board of Directors has the power to administer the 1997 Plan and to designate a committee to operate and administer the 1997 Plan in its stead.

         4. Option Price. The option price per Share for each option granted under the 1997 Plan is $4.00 per Share, which equals 100% of the fair market value of the Common Stock on May 2, 1997, as adjusted for the 5-for-4 stock dividend payable on June 15, 1998. In comparison, the closing price of the Common Stock on July 13, 1999 was $4.1875 and on May 11, 1999, the date on which the Board of Directors approved the exchange of the options granted pursuant to the 1992 Plan for options granted pursuant to the 1997 Plan, was $2.9375.

         5. Term of Options. The options granted under the 1997 Plan become exercisable in three equal installments on May 1, 1998, May 1, 1999 and May 1, 2000. Options granted under the 1997 Plan terminate on the earlier to occur of:
(a) April 30, 2007; (b) the expiration of three months from the date the optionee's employment with the Company terminates due to disability or death;
(c) the expiration of one year from the date the optionee's employment with the Company terminates due to disability or death; (d) the date upon which a determination is made by the committee designated to administer the 1997 Plan that the employee has breached his employment contract with the Company or has been engaged in any type of disloyalty to the Company, including fraud, embezzlement, theft, commission of a felony, disclosure of trade secrets or confidential information and other similar acts; and (e) the date fixed by the Board of Directors as an accelerated expiration date in the event of a liquidation or dissolution of the Company or a Change in Control.

         6. Payment. An optionee may pay for option shares (a) in cash, (b) by certified or cashier's check payable to the order of the Company, (c) by Shares held by the optionee for at least one year or (d) any combination of the foregoing.

         7. Option Contract. Each grant is set forth in a separate agreement with the optionee.

         8. Transferability. No option may be transferred except by will or by the laws of descent and distribution.

         9. Provisions Relating to a Change in Control. In the event of a change in control, the option will become immediately exercisable in full. In addition, the committee designated to administer the 1997 Plan or the Board of Directors may take whatever action with respect to outstanding options it deems necessary or desirable, including accelerating the expiration date of the options.

          10. Federal Income Tax Consequences. All of the options granted under the 1997 Plan are non-qualified stock options. A recipient of a non-qualified stock option will not recognize taxable income at the time of grant and the Company will not be allowed a deduction by reason of the grant. The holder of a non-qualified stock option will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option, in an amount equal to the excess of the fair market value of the Shares received upon exercise at the time of the exercise of such options over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon the disposition of the Shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the Shares were held prior to the disposition, equal to the difference between the amount realized on the disposition and the option holder's basis in the Shares subject to the option (which basis ordinarily is the fair market value of the Shares subject to the option on the date the option was exercise).

         Approval and ratification on a retroactive basis of the 1997 Plan requires the affirmative vote of the majority of the votes cast at the Annual Meeting by the holders of Shares present in person or represented by proxy and entitled to vote at the Annual Meeting. All of the directors of the Company have indicated their intent to vote for the proposal. The Board of Directors recommends that stockholders vote FOR the proposal to approve the 1997 Plan. It is intended that shares represented by the enclosed form of proxy will be voted to approve the 1997 Plan unless otherwise specified in such proxy.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         KPMG LLP was the Company's auditors for Fiscal 1999, and has been selected to serve as the auditors for the Fiscal 2000. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he desires to do so.


                                    EXPENSES

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The Company has retained Morrow & Co., Inc. to solicit proxies for a fee of approximately $3,000 plus reimbursable expenses. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.


                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's Annual Meeting of Stockholders in 2000, stockholder proposals must be received by the Company at its principal executive office no later than March 31, 2000 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company's Annual Meeting of Stockholders in 2000, such a proposal must be received by the Company after June 16, 2000 but no later than July 16, 2000. However, if the date of the Company's Annual Meeting of Stockholders in 2000 is more than 30 days earlier or more than 30 days later than the date of the immediately preceding Annual Meeting (i.e., prior to August 15, 2000 or after October 14, 2000), then notice must be received not later than the close of business on the earlier of the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

      All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 415 Northern Boulevard, Great Neck, New York 11021.

                                      By Order of the Board of Directors


                                      Donald A. Bernard
                                      Secretary


Great Neck, New York
July 29, 1999


THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO DONALD A. BERNARD, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, INMARK ENTERPRISES, INC., 415 NORTHERN BOULEVARD, GREAT NECK, NEW YORK 11021 (TELEPHONE: (516) 622-2800).

APPENDIX

                            INMARK ENTERPRISES, INC.
                        AMENDED AND RESTATED STOCK OPTION



                  THIS AMENDED AND RESTATED STOCK OPTION (the "Option") is granted as of May 1, 1997 by INMARK ENTERPRISES, INC., a Delaware corporation (the "Company"), to PAUL A. AMERSHADIAN (the "Optionee").

                                                    WITNESSETH:

                  1. Grant. The Company hereby grants to the Optionee an Option to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 100,000 shares of the Company's Common Stock, par value $.001 (the "Option Shares") at the purchase price of $5.00 per share (the "Option Price"). This Option is intended to be a "non-qualified stock option" and is not intended to qualify as an "incentive stock option" within the meaning of Section 422A(b) of the Internal Revenue Code of 1986 (the "Code"). This Option is granted pursuant to the Company's 1997 Executive Officer Stock Option Plan (the "Plan").

                 2. Term. (a) General Rule. The Option granted hereunder shall be exercisable(i) on or after May 1, 1998 as to 33,334 of the 100,000 Option Shares, (ii) on or after May 1, 1999 as to an additional 33,333 of the 100,000 Option Shares and (iii) on or after May 1, 2000 as to an additional 33,333 of the 100,000 Option Shares, but in no case later than the termination date. The termination date of the Option with respect to the Option Shares exercisable hereunder shall be at 5:00 p.m., New York, New York local time on April 30, 2007 unless sooner terminated under subsections 2(b), (c) or (d) below.
                            (b) Termination of Employment.  If the employment of
the Optionee by the Company and its Affiliates (as defined below) should terminate for any reason other than death or disability (within the meaning of subsection 22(e)(3) of the Code), then the Option shall terminate three (3) months from the date such employment terminates, but in no event later than the termination date set forth in subsection 2(a). In the event the Optionee's employment with the Company and its Affiliates terminates by reason of the Optionee's death or disability (within the meaning of subsection 22(e)(3) of the
Code), then the Option shall terminate one (1) year from the date such employment terminates, but in no event later than the termination date set forth in subsection 2(a). For purposes of this Option, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of subsection 425(e) or (f) of the Code.
                            (c) Certain  Transactions.  In the event of a Change
in Control (as defined in the Plan), the committee designated by the Board of Directors of the Company (the "Board") to operate and administer the Plan (the "Committee"), or if no Committee has been designated, the Board, may take whatever action it deems necessary or desirable with respect to this Option including, without limitation, accelerating the expiration or termination date of the Option to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. In addition to the foregoing, in the event of a Change of Control, this Option shall become immediately exercisable in full.
                                        2

                            (d) Forfeiture. If the Committee (or if no Committee
has been designated, the Board) makes a finding, after full consideration of the facts, that the Optionee has breached his employment contract with the Company or has been engaged in disloyalty to the Company or to an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony, proven dishonesty or disloyalty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, then in addition to immediate termination of the Option, the Optionee shall forfeit all Option Shares for any exercised portion of the Option for which the Company has not yet delivered the share certificates to the Optionee upon refund by the Company of the Option Price paid by the Optionee. Further, upon any purported exercise of this Option, the Board of Directors may withhold delivery of share certificates pending the resolution of an inquiry that could lead to a finding resulting in a forfeiture.
                  3. Transfers. This Option is not transferable by the Optionee otherwise than by will or pursuant to the laws of descent and distribution in the event of the Optionee's death, in which event the Option may be exercised by the heirs or legal representatives of the Optionee. The Option may be exercised during the lifetime of the Optionee only by the Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.
                  4. Method of Exercise  and  Payment.  When  exercisable  under
Section 2, the Option may be exercised by written notice, pursuant to Section 8, to the Company's Treasurer specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act") and current registrations under all applicable state securities laws, containing the Optionee's acknowledgment, in form and substance satisfactory to the Company, that the Optionee:
                            (a) is purchasing  such Option Shares for investment
and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
                            (b) has been  advised and  understands  that (i) the
Option Shares have not been registered under the Act and are "restricted securities" within the meaning of rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration,
                            (c) has  been  advised  and  understands  that  such
Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and
                            (d) has  been  advised  that an  appropriate  legend
referring to the foregoing restrictions on transfer may be endorsed on the certificates representing the Option Shares. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased (a) in cash, (b) by certified check payable to the order of the Company, (c) by shares of Common Stock of the Company held by the Optionee for at least one year or (d) by a combination of the foregoing. Such exercise shall be effective upon the actual receipt by the
                                        4

Company's Treasurer of such written notice and payment. If payment is made in whole or in part in shares of the Common Stock, if so permitted by the Committee (or if no Committee has been designated, the Board), then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock, legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers relating to such certificates duly endorsed in blank by the Optionee. Notwithstanding the foregoing, if the Company determines that it is advisable to delay issuance of Option Shares pending (A) registration under federal or state securities laws, or (B) receipt of an opinion satisfactory to the Company that an appropriate exemption from registration is available, the Board of Directors may refuse to permit the exercise of this Option until either such event has occurred.
                  5. Adjustments or Changes in Capitalization. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Company's Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment affecting the Company's Common Stock or an equity security of the Company which is effected without receipt of consideration by the Company, the remaining number of Option Shares (or class of shares) subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Board of Directors so that the adjusted number of Option Shares (or class of shares) and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares subject to the Option and Option Price thereof prior to such change. For purposes of this Section 5, no adjustment shall be made as a result of the issuance of the Company's Common Stock upon the conversion of other securities of the Company which are convertible into such Stock.
                  6. Legal Requirements and Purchase for Investment. Unless the Option Shares have been registered under the Act, the Optionee's right to exercise this Option may be conditioned upon the Optionee's delivery of his written representation to the Company that the Option Shares are being acquired by him for his own investment and not with a view to resale or distribution. Notwithstanding Section 4, if:
                            (a) the listing,  registration,  or qualification of
the Option Shares upon any securities exchange or under any federal or state law, or
                            (b) the  consent  or  approval  of any  governmental
regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company may defer exercise of this Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may permit exercise and cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.
                  7. Administration. All questions of interpretation and application of this Option shall be determined by the Committee (or if no Committee has been designated, the Board), whose determination shall be final, binding and conclusive, subject to the express provisions of the Plan.

                  8. Notices. Any notice to be given to the Company shall be addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing on the personal records of the Company or the Affiliate of the Company by which he is employed, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.
                  9. No Continued Employment. Neither the grant of this Option nor anything herein contained shall be construed to imply or to constitute (a) evidence of any agreement, express or implied, on the part of the Company or an Affiliate to retain the Optionee in the employ of the Company or any Affiliate or (b) a limitation on the right of the Company or an Affiliate to terminate the Optionee's employment, services, responsibilities, duties or authority to represent the Company or any Affiliate at any time for any reason whatsoever.
                  10. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Option Shares in connection with the exercise of this Option, the Company shall have the right to (a) require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding a portion of the Option Shares otherwise deliverable pursuant to exercise of the Option.

                  11. Entire Agreement. This Option contains the entire understanding between the Company and the Optionee with respect to the grant of the Option to the Optionee, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written (including, without limitation, that certain Incentive Stock Option Agreement, dated as of May 1, 1997, by and between the Company and the Optionee), except as herein expressly contained.
                  IN WITNESS WHEREOF, the Company has granted this Option as of the day and year first above written.

                                        INMARK ENTERPRISES, INC.


                                        By: __________________________
                                             Name:
                                             Title:


                                        ACCEPTED BY:

                            INMARK ENTERPRISES, INC.
                        AMENDED AND RESTATED STOCK OPTION



                  THIS AMENDED AND RESTATED STOCK OPTION (the "Option") is granted as of May 1, 1997 by INMARK ENTERPRISES, INC., a Delaware corporation (the "Company"), to JOHN P. BENFIELD (the "Optionee").

                                                    WITNESSETH:

                  1. Grant. The Company hereby grants to the Optionee an Option to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 100,000 shares of the Company's Common Stock, par value $.001 (the "Option Shares") at the purchase price of $5.00 per share (the "Option Price"). This Option is intended to be a "non-qualified stock option" and is not intended to qualify as an "incentive stock option" within the meaning of Section 422A(b) of the Internal Revenue Code of 1986 (the "Code"). This Option is granted pursuant to the Company's 1997 Executive Officer Stock Option Plan (the "Plan").
                  2.       Term.
                            (a) General Rule. The Option granted hereunder shall
be exercisable (i) on or after May 1, 1998 as to 33,334 of the 100,000 Option Shares, (ii) on or after May 1, 1999 as to an additional 33,333 of the 100,000 Option Shares and (iii) on or after May 1, 2000 as to an additional 33,333 of the 100,000 Option Shares, but in no case later than the termination date. The termination date of the Option with respect to the Option Shares exercisable hereunder shall be at 5:00 p.m., New York, New York local time on April 30, 2007 unless sooner terminated under subsections 2(b), (c) or (d) below.
                            (b) Termination of Employment.  If the employment of
the Optionee by the Company and its Affiliates (as defined below) should terminate for any reason other than death or disability (within the meaning of subsection 22(e)(3) of the Code), then the Option shall terminate three (3) months from the date such employment terminates, but in no event later than the termination date set forth in subsection 2(a). In the event the Optionee's employment with the Company and its Affiliates terminates by reason of the Optionee's death or disability (within the meaning of subsection 22(e)(3) of the Code), then the Option shall terminate one (1) year from the date such employment terminates, but in no event later than the termination date set forth in subsection 2(a). For purposes of this Option, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of subsection 425(e) or (f) of the Code.
                            (c) Certain  Transactions.  In the event of a Change
in Control (as defined in the Plan), the committee designated by the Board of Directors of the Company (the "Board") to operate and administer the Plan (the "Committee"), or if no Committee has been designated, the Board, may take whatever action it deems necessary or desirable with respect to this Option including, without limitation, accelerating the expiration or termination date of the Option to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. In addition to the foregoing, in the event of a Change of Control, this Option shall become immediately exercisable in full.

                            (d) Forfeiture. If the Committee (or if no Committee
has been designated, the Board) makes a finding, after full consideration of the facts, that the Optionee has breached his employment contract with the Company or has been engaged in disloyalty to the Company or to an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony, proven dishonesty or disloyalty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, then in addition to immediate termination of the Option, the Optionee shall forfeit all Option Shares for any exercised portion of the Option for which the Company has not yet delivered the share certificates to the Optionee upon refund by the Company of the Option Price paid by the Optionee. Further, upon any purported exercise of this Option, the Board of Directors may withhold delivery of share certificates pending the resolution of an inquiry that could lead to a finding resulting in a forfeiture.
                  3. Transfers. This Option is not transferable by the Optionee otherwise than by will or pursuant to the laws of descent and distribution in the event of the Optionee's death, in which event the Option may be exercised by the heirs or legal representatives of the Optionee. The Option may be exercised during the lifetime of the Optionee only by the Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.
                  4. Method of Exercise  and  Payment.  When  exercisable  under
Section 2, the Option may be exercised by written notice, pursuant to Section 8, to the Company's Treasurer specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act") and current registrations under all applicable state securities laws, containing the Optionee's acknowledgment, in form and substance satisfactory to the Company, that the Optionee:
                            (a) is purchasing  such Option Shares for investment
and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
                            (b) has been  advised and  understands  that (i) the
Option Shares have not been registered under the Act and are "restricted securities" within the meaning of rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration,
                            (c) has  been  advised  and  understands  that  such
Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and
                            (d) has  been  advised  that an  appropriate  legend
referring to the foregoing restrictions on transfer may be endorsed on the certificates representing the Option Shares. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased (a) in cash, (b) by certified check payable to the order of the Company, (c) by shares of Common Stock of the Company held by the Optionee for at least one year or (d) by a combination of the foregoing. Such exercise shall be effective upon the actual receipt by the

Company's Treasurer of such written notice and payment. If payment is made in whole or in part in shares of the Common Stock, if so permitted by the Committee (or if no Committee has been designated, the Board), then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock, legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers relating to such certificates duly endorsed in blank by the Optionee. Notwithstanding the foregoing, if the Company determines that it is advisable to delay issuance of Option Shares pending (A) registration under federal or state securities laws, or (B) receipt of an opinion satisfactory to the Company that an appropriate exemption from registration is available, the Board of Directors may refuse to permit the exercise of this Option until either such event has occurred.
                  5. Adjustments or Changes in Capitalization. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Company's Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment affecting the Company's Common Stock or an equity security of the Company which is effected without receipt of consideration by the Company, the remaining number of Option Shares (or class of shares) subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Board of Directors so that the adjusted number of Option Shares (or class of shares) and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares subject to the Option and Option Price thereof prior to such change. For purposes of this Section 5, no adjustment shall be made as a result of the issuance of the Company's Common Stock upon the conversion of other securities of the Company which are convertible into such Stock.
                  6. Legal Requirements and Purchase for Investment. Unless the Option Shares have been registered under the Act, the Optionee's right to exercise this Option may be conditioned upon the Optionee's delivery of his written representation to the Company that the Option Shares are being acquired by him for his own investment and not with a view to resale or distribution. Notwithstanding Section 4, if:
                            (a) the listing,  registration,  or qualification of
the Option Shares upon any securities exchange or under any federal or state law, or
                            (b) the  consent  or  approval  of any  governmental
regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company may defer exercise of this Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may permit exercise and cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.
                  7. Administration. All questions of interpretation and application of this Option shall be determined by the Committee (or if no Committee has been designated, the Board), whose determination shall be final, binding and conclusive, subject to the express provisions of the Plan.

                  8. Notices. Any notice to be given to the Company shall be addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing on the personal records of the Company or the Affiliate of the Company by which he is employed, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.
                  9. No Continued Employment. Neither the grant of this Option nor anything herein contained shall be construed to imply or to constitute (a) evidence of any agreement, express or implied, on the part of the Company or an Affiliate to retain the Optionee in the employ of the Company or any Affiliate or (b) a limitation on the right of the Company or an Affiliate to terminate the Optionee's employment, services, responsibilities, duties or authority to represent the Company or any Affiliate at any time for any reason whatsoever.
                  10. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Option Shares in connection with the exercise of this Option, the Company shall have the right to (a) require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding a portion of the Option Shares otherwise deliverable pursuant to exercise of the Option.

                  11. Entire Agreement. This Option contains the entire understanding between the Company and the Optionee with respect to the grant of the Option to the Optionee, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written (including, without limitation, that certain Incentive Stock Option Agreement, dated as of May 1, 1997, by and between the Company and the Optionee), except as herein expressly contained.
                  IN WITNESS WHEREOF, the Company has granted this Option as of the day and year first above written.

                                        INMARK ENTERPRISES, INC.


                                        By: __________________________
                                             Name:
                                             Title:


                                        ACCEPTED BY:

                            INMARK ENTERPRISES, INC.
                        AMENDED AND RESTATED STOCK OPTION



                  THIS AMENDED AND RESTATED STOCK OPTION (the "Option") is granted as of May 1, 1997 by INMARK ENTERPRISES, INC., a Delaware corporation (the "Company"), to DONALD A. BERNARD (the "Optionee").

                                                    WITNESSETH:

                  1. Grant. The Company hereby grants to the Optionee an Option to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 100,000 shares of the Company's Common Stock, par value $.001 (the "Option Shares") at the purchase price of $5.00 per share (the "Option Price"). This Option is intended to be a "non-qualified stock option" and is not intended to qualify as an "incentive stock option" within the meaning of Section 422A(b) of the Internal Revenue Code of 1986 (the "Code"). This Option is granted pursuant to the Company's 1997 Executive Officer Stock Option Plan (the "Plan").
                  2.       Term.
                            (a) General Rule. The Option granted hereunder shall
be exercisable (i) on or after May 1, 1998 as to 33,334 of the 100,000 Option Shares, (ii) on or after May 1, 1999 as to an additional 33,333 of the 100,000 Option Shares and (iii) on or after May 1, 2000 as to an additional 33,333 of the 100,000 Option Shares, but in no case later than the termination date. The termination date of the Option with respect to the Option Shares exercisable hereunder shall be at 5:00 p.m., New York, New York local time on April 30, 2007 unless sooner terminated under subsections 2(b), (c) or (d) below.
                            (b) Termination of Employment.  If the employment of
the Optionee by the Company and its Affiliates (as defined below) should terminate for any reason other than death or disability (within the meaning of subsection 22(e)(3) of the Code), then the Option shall terminate three (3) months from the date such employment terminates, but in no event later than the termination date set forth in subsection 2(a). In the event the Optionee's employment with the Company and its Affiliates terminates by reason of the Optionee's death or disability (within the meaning of subsection 22(e)(3) of the Code), then the Option shall terminate one (1) year from the date such employment terminates, but in no event later than the termination date set forth in subsection 2(a). For purposes of this Option, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of subsection 425(e) or (f) of the Code.
                            (c) Certain  Transactions.  In the event of a Change
in Control (as defined in the Plan), the committee designated by the Board of Directors of the Company (the "Board") to operate and administer the Plan (the "Committee"), or if no Committee has been designated, the Board, may take whatever action it deems necessary or desirable with respect to this Option including, without limitation, accelerating the expiration or termination date of the Option to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. In addition to the foregoing, in the event of a Change of Control, this Option shall become immediately exercisable in full.

                            (d) Forfeiture. If the Committee (or if no Committee
has been designated, the Board) makes a finding, after full consideration of the facts, that the Optionee has breached his employment contract with the Company or has been engaged in disloyalty to the Company or to an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony, proven dishonesty or disloyalty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, then in addition to immediate termination of the Option, the Optionee shall forfeit all Option Shares for any exercised portion of the Option for which the Company has not yet delivered the share certificates to the Optionee upon refund by the Company of the Option Price paid by the Optionee. Further, upon any purported exercise of this Option, the Board of Directors may withhold delivery of share certificates pending the resolution of an inquiry that could lead to a finding resulting in a forfeiture.
                  3. Transfers. This Option is not transferable by the Optionee otherwise than by will or pursuant to the laws of descent and distribution in the event of the Optionee's death, in which event the Option may be exercised by the heirs or legal representatives of the Optionee. The Option may be exercised during the lifetime of the Optionee only by the Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.
                  4. Method of Exercise  and  Payment.  When  exercisable  under
Section 2, the Option may be exercised by written notice, pursuant to Section 8, to the Company's Treasurer specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act") and current registrations under all applicable state securities laws, containing the Optionee's acknowledgment, in form and substance satisfactory to the Company, that the Optionee:
                            (a) is purchasing  such Option Shares for investment
and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
                            (b) has been  advised and  understands  that (i) the
Option Shares have not been registered under the Act and are "restricted securities" within the meaning of rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration,
                            (c) has  been  advised  and  understands  that  such
Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and
                            (d) has  been  advised  that an  appropriate  legend
referring to the foregoing restrictions on transfer may be endorsed on the certificates representing the Option Shares. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased (a) in cash, (b) by certified check payable to the order of the Company, (c) by shares of Common Stock of the Company held by the Optionee for at least one year or (d) by a combination of the foregoing. Such exercise shall be effective upon the actual receipt by the

Company's Treasurer of such written notice and payment. If payment is made in whole or in part in shares of the Common Stock, if so permitted by the Committee (or if no Committee has been designated, the Board), then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock, legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers relating to such certificates duly endorsed in blank by the Optionee. Notwithstanding the foregoing, if the Company determines that it is advisable to delay issuance of Option Shares pending (A) registration under federal or state securities laws, or (B) receipt of an opinion satisfactory to the Company that an appropriate exemption from registration is available, the Board of Directors may refuse to permit the exercise of this Option until either such event has occurred.
                  5. Adjustments or Changes in Capitalization. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Company's Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment affecting the Company's Common Stock or an equity security of the Company which is effected without receipt of consideration by the Company, the remaining number of Option Shares (or class of shares) subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Board of Directors so that the adjusted number of Option Shares (or class of shares) and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares subject to the Option and Option Price thereof prior to such change. For purposes of this Section 5, no adjustment shall be made as a result of the issuance of the Company's Common Stock upon the conversion of other securities of the Company which are convertible into such Stock.
                  6. Legal Requirements and Purchase for Investment. Unless the Option Shares have been registered under the Act, the Optionee's right to exercise this Option may be conditioned upon the Optionee's delivery of his written representation to the Company that the Option Shares are being acquired by him for his own investment and not with a view to resale or distribution. Notwithstanding Section 4, if:
                            (a) the listing,  registration,  or qualification of
the Option Shares upon any securities exchange or under any federal or state law, or
                            (b) the  consent  or  approval  of any  governmental
regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company may defer exercise of this Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may permit exercise and cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.
                  7. Administration. All questions of interpretation and application of this Option shall be determined by the Committee (or if no Committee has been designated, the Board), whose determination shall be final, binding and conclusive, subject to the express provisions of the Plan.

                  8. Notices. Any notice to be given to the Company shall be addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing on the personal records of the Company or the Affiliate of the Company by which he is employed, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.
                  9. No Continued Employment. Neither the grant of this Option nor anything herein contained shall be construed to imply or to constitute (a) evidence of any agreement, express or implied, on the part of the Company or an Affiliate to retain the Optionee in the employ of the Company or any Affiliate or (b) a limitation on the right of the Company or an Affiliate to terminate the Optionee's employment, services, responsibilities, duties or authority to represent the Company or any Affiliate at any time for any reason whatsoever.
                  10. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Option Shares in connection with the exercise of this Option, the Company shall have the right to (a) require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding a portion of the Option Shares otherwise deliverable pursuant to exercise of the Option.

                  11. Entire Agreement. This Option contains the entire understanding between the Company and the Optionee with respect to the grant of the Option to the Optionee, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written (including, without limitation, that certain Incentive Stock Option Agreement, dated as of May 1, 1997, by and between the Company and the Optionee), except as herein expressly contained.
                  IN WITNESS WHEREOF, the Company has granted this Option as of the day and year first above written.

                                         INMARK ENTERPRISES, INC.


                                        By: __________________________
                                              Name:
                                              Title:


                                        ACCEPTED BY:

PROXY                         INMARK ENTERPRISES, INC.
               415 Northern Boulevard, Great Neck, New York 11021

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 14, 1999

         The undersigned hereby appoints John P. Benfield and Donald A. Bernard, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of Inmark Enterprises, Inc. (the "Company") to be held on September 14, 1999, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

        Dated:____________________________________________________,   1999

        __________________________________________________________________

        __________________________________________________________________
                   Please sign exactly as name appears above. For joint accounts, each joint owner must sign. Please give full title if signing in a representative capacity.


              [  ]  PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING


PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE


1.       ELECTION OF DIRECTORS.

         NOMINEES: Paul A. Amershadian, John P. Benfield, Donald A. Bernard, Herbert M. Gardner, Joseph S. Hellman, Thomas E. Lachenman and
         Brian Murphy.

         [  ] FOR ALL nominees listed above.

         [  ] FOR ALL nominees listed above EXCEPT: ___________________________.

         (Instruction: To withhold authority to vote on any individual nominee, write the name above.)

         [  ] WITHHOLD AUTHORITY to vote for all nominees listed above.



2. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION CHANGING THE COMPANY'S NAME TO COACTIVE MARKETING GROUP, INC.

         [  ] FOR the amendment to the Certificate of Incorporation.

         [  ] AGAINST the amendment to the Certificate of Incorporation.

         [  ] ABSTAIN



3.       AMENDMENT OF THE COMPANY'S 1992 STOCK OPTION PLAN (THE "1992 PLAN").

         [  ] FOR the amendment to the 1992 Plan.

         [  ] AGAINST the amendment to the 1992 Plan.

         [  ] ABSTAIN



4. APPROVAL AND RATIFICATION ON A RETROACTIVE BASIS OF THE COMPANY'S 1997 EXECUTIVE OFFICER STOCK OPTION PLAN (THE "1997 PLAN").

         [ ] FOR the approval and ratification on a retroactive basis of the 1997 Plan.

         [ ] AGAINST the approval and ratification on a retroactive basis of the 1997 Plan.

         [  ] ABSTAIN



5.       ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


If no specification is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4 listed above.